UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

MYLAN N.V.

(Exact name of registrant as specified in its charter)

Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Albany Gate, Darkes Lane Potters Bar, Herts		EN6 1AG
(Address of Principal Executive Offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Bridge Credit Agreement

On April 29, 2015, Mylan N.V. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Bridge Credit Agreement dated as of April 24, 2015 (the “Bridge Credit Agreement”) among the Company, the lenders party thereto and Goldman Sachs Bank USA as the Administrative Agent (in such capacity, the “Administrative Agent”).

The Amendment increases the aggregate principal amount of Tranche A Commitments under the Bridge Facility from $8,760,000,000 to $11,000,000,000 and effects certain other technical amendments.

The Administrative Agent and the lenders have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

STATEMENT REQUIRED BY IRISH TAKEOVER RULES

The directors of the Company accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for the Company or Perrigo Company plc (“Perrigo”) as appropriate. No statement in this announcement constitutes an asset valuation.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Perrigo or the Company, all ‘dealings’ in any ‘relevant securities’ of Perrigo or the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the ‘offer period’ ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Perrigo or the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Perrigo by the Company or ‘relevant securities’ of the Company by Perrigo, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

Interests in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Goldman Sachs International, which is authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and its affiliate, Goldman, Sachs & Co., are acting as joint financial adviser to the Company and no one else in connection with the Company’s proposed acquisition of Perrigo and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Goldman Sachs International, Goldman, Sachs & Co or any of their affiliates, nor for providing advice in relation to the Company’s acquisition of Perrigo or any other matters referred to in this announcement. Neither Goldman Sachs International nor Goldman, Sachs & Co. nor any of their affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs International, Goldman, Sachs & Co. or any of their affiliates in connection with this announcement, any statement contained herein, the Company’s proposed acquisition of Perrigo or otherwise.

ADDITIONAL INFORMATION

In connection with the offer, the Company expects to file certain materials with the Securities and Exchange Commission (the “SEC”), including, among other materials, a Registration Statement on Form S-4 and a proxy statement on Schedule 14A (in preliminary and then definitive form). This report is not intended to be, and is not, a substitute for such filings or for any other document that the Company may file with the SEC in connection with the offer. INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND PERRIGO ARE URGED TO READ THE OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BEFORE MAKING AN INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PERRIGO AND THE OFFER. Such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Company at 724-514-1813 or investor.relations@mylan.com. Any materials filed by the Company with the SEC that are required to be mailed to shareholders of Perrigo and/or the Company will also be mailed to such shareholders. This report has been prepared in accordance with U.S. securities law, Irish law and the Irish Takeover Rules.

PARTICIPANTS IN SOLICITATION

This report is not a solicitation of a proxy from any investor or shareholder. However, the Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the offer under the rules of the SEC. Information regarding the Company’s directors and executive officers may be found in the Company proxy statement/prospectus on Form S-4 filed with the SEC on December 23, 2014 and Mylan Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 2, 2015. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants, which may, in some cases, be different than those of the Company’s shareholders generally, will also be included in the materials that the Company intends to file with the SEC when they become available.

NON-SOLICITATION

This report is not intended to, and does not, constitute or form part of (1) any offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities, (2) the solicitation of an offer or invitation to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or (3) the solicitation of any vote or approval in any jurisdiction pursuant to this report or otherwise, nor will there be any acquisition or disposition of the securities referred to in this report in any jurisdiction in contravention of applicable law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FURTHER INFORMATION

The distribution of this report in certain jurisdictions may be restricted or affected by the laws of such jurisdictions. Accordingly, copies of this report are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction.

Therefore, persons who receive this report (including, without limitation, nominees, trustees and custodians) and are subject to the laws of any such jurisdiction will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the Company disclaims any responsibility or liability for the violations of any such restrictions by any person.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The Amendment included or incorporated by reference as an exhibit to this Current Report contains representations and warranties by the Company. Those representations and warranties were made solely for the benefit of the other parties to the Amendment and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to the Borrower if those statements prove to be inaccurate; (ii) may have been qualified in the Bridge Credit Agreement or the Amendment by disclosures that were made to the other parties in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report not misleading.

Exhibit No.	Description

10.1	Amendment No. 1, dated as of April 29, 2015, to the Bridge Credit Agreement among Mylan N.V., Mylan Inc., the lenders party thereto and Goldman Sachs Bank USA, as Administrative Agent, dated as of April 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: May 1, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated as of April 29, 2015, to the Bridge Credit Agreement among Mylan N.V., Mylan Inc., the lenders party thereto and Goldman Sachs Bank USA, as Administrative Agent, dated as of April 24, 2015